INCOME TAXES	12 Months Ended
Nov. 25, 2018
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 17: INCOME TAXES

The Company’s income tax expense was $214.8 million, $64.2 million and $116.1 million and the Company’s effective income tax rate was 43.0%, 18.4% and 28.5% for the years ended November 25, 2018, November 26, 2017 and November 27, 2016, respectively.

The Tax Act enacted in the United States on December 22, 2017 includes, among other items, a reduction in the federal corporate income tax rate from 35% to 21% and a deemed repatriation of foreign earnings.

The increase in the effective tax rate in 2018 as compared to 2017 was primarily driven by a one-time tax charge related to the impact of the Tax Act described above and proportionately less tax benefit from the lower tax cost of foreign operations, partially offset by the lower U.S. federal statutory tax rate. The decrease in the effective tax rate in 2017 as compared to 2016 was primarily due to additional net foreign tax credits from repatriations from foreign operations as compared to 2016 and release of valuation allowances on deferred tax assets of foreign subsidiaries, primarily Japan.

The Company’s income tax expense differed from the amount computed by applying the U.S. federal statutory income tax rate of 22.4% to income before income taxes as follows:

	Year Ended
	November 25, 2018		November 26, 2017		November 27, 2016
	(Dollars in thousands)
Income tax expense at U.S. federal statutory rate	$111,755	22.4%	$122,073	35.0%	$142,541	35.0%
State income taxes, net of U.S. federal impact	11,102	2.2%	7,598	2.2%	6,943	1.7%
Change in valuation allowance	(9,239)	(1.9)%	(9,624)	(2.8)%	—	—%
Impact of foreign operations	(21,674)	(4.3)%	(50,650)	(14.5)%	(28,727)	(7.1)%
Reassessment of tax liabilities	(12,552)	(2.5)%	(5,553)	(1.6)%	(2,387)	(0.6)%
Stock-based compensation(1)	(10,715)	(2.1)%	(5,602)	(1.6)%	—	—%
Deduction related to subsidiaries	—	—%	—	—%	(6,788)	(1.7)%
Other, including non-deductible expenses(1)	2,742	0.5%	5,983	1.7%	4,469	1.2%
Impact of US Tax Act	143,359	28.7%	—	—%	—	—%

Total	$214,778	43.0%	$64,225	18.4%	$116,051	28.5%

(1)	Classification of stock-based compensation for 2017 has been conformed to the November 25, 2018 presentation.

Impact of foreign operations.    The tax rate benefit in 2018 decreased as compared to 2017 primarily because the new U.S. federal income tax rate more closely aligns with the tax rates in our foreign jurisdictions. The tax rate benefit in 2017 as compared to 2016 is due to $32.0 million impact resulting from favorable mix of earnings in jurisdictions with lower effective tax rates and $18.6 million from actual and deemed repatriation of foreign earnings.

Release of Valuation Allowance.    The $9.2 million tax benefit in 2018 is primarily due to the release of valuation allowances on deferred tax assets of certain foreign subsidiaries, primarily in Japan where management concluded that it is more likely than not that such assets will be realized.

Reassessment of tax liabilities.    The $12.6 million tax benefit in 2018 is primarily attributable to finalization of a foreign audit. The $5.6 million tax benefit in 2017 is primarily attributable to the remeasurement of a tax position and the lapse of statutes of limitations in various jurisdictions.

Deduction related to subsidiaries.    In 2016, the $6.8 million benefit is primarily related to a discrete tax benefit attributable to deductions for worthless debts in a consolidated subsidiary.

The U.S. and foreign components of income before income taxes were as follows:

	Year Ended
	November 25, 2018	November 26, 2017	November 27, 2016
	(Dollars in thousands)
Domestic	$151,229	$67,407	$189,478
Foreign	348,793	281,374	217,782

Total income before income taxes	$500,022	$348,781	$407,260

Income tax expense consisted of the following:

	Year Ended
	November 25, 2018	November 26, 2017	November 27, 2016
	(Dollars in thousands)
U.S. Federal
Current	$12,468	$7,936	$7,122
Deferred	126,210	1,240	66,840

	$138,678	$9,176	$73,962

U.S. State
Current	$6,447	$3,441	$2,097
Deferred	4,655	4,157	4,846

	$11,102	$7,598	$6,943

Foreign
Current	$61,605	$53,334	$40,754
Deferred	3,393	(5,883)	(5,608)

	$64,998	$47,451	$35,146

Consolidated
Current	$80,520	$64,711	$49,973
Deferred	134,258	(486)	66,078

Total income tax expense	$214,778	$64,225	$116,051

The Tax Act was enacted in the United States on December 22, 2017. The Tax Act introduced many changes, including lowering the U.S. corporate tax rate from 35% to 21%, changes in incentives, provisions to prevent U.S. base erosion and significant changes in the taxation of international income, and provisions which allow for the repatriation of foreign earnings without U.S. tax. By operation of tax law, the Company applied a blended U.S. statutory federal income tax rate of 22.4% for fiscal year 2018 based on the pro rata number of days in the fiscal year before and after the effective date of the Tax Act. The enactment of the Tax Act resulted in a charge of $143.4 million to tax expense for the year ended November 25, 2018. This charge was comprised of a $95.6 million re-measurement of the Company’s deferred tax assets and liabilities based on the lower rates at which they are expected to reverse in the future, a $37.5 million one-time U.S. transition tax on undistributed foreign earnings, and a $10.3 million charge related to foreign and state tax costs associated with the future remittance of undistributed earnings of foreign subsidiaries.

Deferred Tax Assets and Liabilities

The Company’s deferred tax assets and deferred tax liabilities were as follows:

	November 25, 2018	November 26, 2017
	(Dollars in thousands)
Deferred tax assets
Foreign tax credit carryforwards	$133,620	$123,593
State net operating loss carryforwards	9,708	8,302
Foreign net operating loss carryforwards	52,327	59,157
Employee compensation and benefit plans	144,597	214,798
Advance royalties	22,366	46,757
Accrued liabilities	22,119	29,169
Sales returns and allowances	20,342	39,030
Inventory	9,985	19,553
Property, plant and equipment	11,380	8,826
Unrealized foreign exchange gains or losses	5,467	23,058
Other(1)	9,749	18,197

Total gross deferred tax assets	441,660	590,440
Less: Valuation allowance	(21,970)	(38,692)

Deferred tax assets, net of valuation allowance	419,690	551,748

Deferred tax liabilities
U.S. Branches(1)	(19,107)	(17,128)
Residual tax liability on unremitted foreign earnings	(5,737)	—

Total deferred tax liabilities	(24,844)	(17,128)

Total net deferred tax assets	$394,846	$534,620

(1)	Classification of U.S. Branch deferred taxes for 2017 has been conformed to the November 25, 2018 presentation.

Foreign tax credit carryforwards.    The foreign tax credit carryforwards at November 25, 2018, are subject to expiration through 2027 if not utilized.

Foreign net operating loss carryforwards.    As of November 25, 2018, the Company had a deferred tax asset of $51.4 million for foreign net operating loss carryforwards of $192.4 million. Of these operating losses $91.4 million are subject to expiration through 2028. The remaining $101.0 million are available as indefinite carryforwards under applicable tax law.

Valuation Allowance.     The following table details the changes in valuation allowance during the year ended November 25, 2018:

	Valuation Allowance at November 26, 2017	Changes in Related Gross Deferred Tax Asset	Change / (Release)	Valuation Allowance at November 25, 2018
	(Dollars in thousands)
U.S. state net operating loss carryforwards	$1,520	$576	$—	$2,096
Foreign net operating loss carryforwards and other foreign deferred tax assets	37,172	(1,056)	(16,242)	19,874

	$38,692	$(480)	$(16,242)	$21,970

At November 25, 2018, the Company’s valuation allowance primarily related to its gross deferred tax assets for state and foreign net operating loss carryforwards, which reduced such assets to the amount that will more likely than not be realized. The $16.2 million release during 2018 was attributable to the release of valuation allowances on deferred tax assets, primarily in Japan.

Unremitted earnings of certain foreign subsidiaries.    The Company historically provided for U.S. income taxes on the undistributed earnings of foreign subsidiaries unless they were considered indefinitely reinvested outside the United States. At November 26, 2017, the Company asserted indefinite reinvestment on $264 million of undistributed foreign earnings and did not record any deferred tax liability with respect to the undistributed foreign earnings. These and other undistributed foreign earnings were subject to the U.S. one-time mandatory transition tax and are eligible to be repatriated to the United States without additional U.S. tax under the Tax Act. The Company has reevaluated its historic indefinite reinvestment assertion as a result of the enactment of the Tax Act and determined that any historical undistributed earnings through November 25, 2018 of foreign subsidiaries are no longer considered to be indefinitely reinvested. The Company has recorded a $10.3 million deferred tax expense related to foreign and state tax costs associated with the future remittance of these undistributed earnings of foreign subsidiaries.

Taxes due under the GILTI provision.    The Tax Act also includes a provision to tax global intangible low-taxed income (“GILTI”) of foreign subsidiaries, which will be effective for the Company beginning in fiscal year 2019. In accordance with U.S. GAAP, the Company has made an accounting policy election to treat taxes due under the GILTI provision as a current period expense.

Uncertain Income Tax Positions

As of November 25, 2018, the Company’s total gross amount of unrecognized tax benefits was $26.6 million, of which $24.2 million could impact the effective tax rate, if recognized, as compared to November 26, 2017, when the Company’s total gross amount of unrecognized tax benefits was $33.8 million, of which $28.1 million could have impacted the effective tax rate, if recognized.

The following table reflects the changes to the Company’s unrecognized tax benefits for the year ended November 25, 2018 and November 26, 2017:

	November 25, 2018	November 26, 2017
	(Dollars in thousands)
Unrecognized tax benefits beginning balance	$33,786	$29,053
Increases related to current year tax positions	3,657	4,779
Increases related to tax positions from prior years	5,686	5,625
Decreases related to tax positions from prior years	(13,731)	(4,050)
Settlement with tax authorities	—	—
Lapses of statutes of limitation	(1,811)	(1,956)
Other, including foreign currency translation	(993)	335

Unrecognized tax benefits ending balance	$26,594	$33,786

The Company evaluates all domestic and foreign audit issues and believes that it is reasonably possible that total gross unrecognized tax benefits could decrease by as much as $1.2 million within the next twelve months.

As of November 25, 2018 and November 26, 2017, accrued interest and penalties primarily relating to non-U.S. jurisdictions were $2.7 million and $2.5 million, respectively.

The Company files income tax returns in the United States and in various foreign (including Belgium, Hong Kong and Mexico), state and local jurisdictions. With few exceptions, examinations have been completed by tax authorities or the statute of limitations has expired for United States federal, foreign, state and local income tax returns filed by the Company for years through 2008.